UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 27, 2026
Designer Brands Inc.
(Exact name of registrant as specified in its charter)

Ohio	001-32545	31-0746639
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

810 DSW Drive, Columbus, Ohio	43219
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (614) 237-7100

N/A
(Former name or former address if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Shares, without par value	DBI	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange
Act.    ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 27, 2026, the Board of Directors of the Company approved the appointment of Andrea O’Donnell as the Company’s Chief Operating Officer, effective as of February 8, 2026 (the “Effective Date”). Ms. O’Donnell will also continue to serve as the Company’s Executive Vice President and as the President of the brands business.

Ms. O’Donnell, age 57, has served as the Company’s Executive Vice President and as President of Camuto LLC, our brands business, since January 2024. Before joining the Company, Ms. O’Donnell served as Chief Executive Officer of Everlane, Inc., a fashion retailer, from 2021 to 2024. Prior to Everlane, Ms. O’Donnell held the role of President at Deckers Outdoor Corporation from 2016 to 2021, where she oversaw the Ugg and Koolaburra brands. Prior to Deckers, Ms. O’Donnell served as President, Global Merchandising at DFS Group Ltd., a multi-billion-dollar retailer, from 2014 to 2016, and as the Executive Director of Lane Crawford from 2012 to 2014, where she was responsible for merchandising, merchandise planning, marketing, customer relationship management and store planning for the Asia Pacific region across a portfolio of 500 brands. In addition, Ms. O’Donnell has held various positions at retail brands, including John Lewis plc, Hackett Ltd, Jaeger, and Debenhams Brands Limited.

There are no arrangements or understandings between Ms. O’Donnell and any other person pursuant to which she was appointed as Chief Operating Officer. In addition, there are no family relationships between Ms. O’Donnell and any directors or executive officers of the Company, and no transactions are required to be reported under Item 404(a) of Regulation S-K between Ms. O’Donnell and the Company.

In connection with her appointment as Chief Operating Officer and beginning on the Effective Date, Ms. O’Donnell’s annual base salary was increased from $850,000 to $875,500. Ms. O’Donnell’s target bonus under the Designer Brands Inc. 2005 Cash Incentive Compensation Plan remains unchanged at 75% of her annual base salary. Ms. O’Donnell will receive an equity award under our 2026 long-term incentive program with an aggregate target value of $1,500,000, which is expected to consist of performance shares (50%) and restricted stock units (50%).

Signature
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Designer Brands Inc.
		By:	/s/ Lisa M. Yerrace
Lisa M. Yerrace
Senior Vice President, General Counsel and Corporate Secretary

Date:	January 30, 2026